ALLMERICA SELECT SEPARATE ACCOUNT II
                              SEPARATE ACCOUNT IMO
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     AND OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


         SUPPLEMENT DATED JULY 19, 2002 TO PROSPECTUS DATED MAY 1, 2002

                                     * * *

The following section is inserted under the sub-heading TRANSFER PRIVILEGE under the caption THE POLICY:

ASSET ALLOCATION MODEL REALLOCATIONS

If a Policy Owner elects to follow an asset allocation strategy, the Policy Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties who provide recommendations or models for such allocation strategies. However, the Company does not endorse or review any investment allocation recommendations made by such third parties, and is not responsible for the investment allocations and transfers transacted on the Policy Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

                                     * * *

The first two paragraphs of Footnote (1) under the sub-heading WHAT ARE THE EXPENSES AND FEES OF THE FUND? under the caption SUMMARY OF FEES AND CHARGES are deleted in their entirety and replaced with the following:

(1) Effective May 1, 2002, each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15% of average daily net assets. The expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001.

     Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund.

     The actual Total Operating Expenses of the funds were less than their respective expense limitations throughout 2001. However, the expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001. If the 12b-1 Plan had been in effect throughout 2001, and absent any voluntary waiver or reimbursement, the Management Fees and Total Fund Expenses for the AIT Select Strategic Growth Fund would have been 0.85% and 1.29%, respectively, and for the AIT Select Strategic Income Fund would have been 0.58% and 1.12%, respectively.

                                     * * *

                                                  SUPPLEMENT DATED JULY 19, 2002
Scudder Gateway Flex Life
Select Life Plus
Allmerica VUL 2001
VUL 2001 Survivorship (2nd to Die)
Allmerica Select Life II